Exhibit 99.1

Andres Lopez, ceo Jan Bertsch, cfo September 12, 2018 Credit Suisse 2018 Basic Materials Conference OWENS-ILLINOIS

Forward-Looking Statements This document contains "forward-looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 27A of the Securities Act of 1933. Forward-looking statements reflect the Company's current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward-looking statements. It is possible the Company's future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) foreign currency fluctuations relative to the U.S. dollar, (2) changes in capital availability or cost, including interest rate fluctuations and the ability of the Company to refinance debt at favorable terms, (3) the general political, economic and competitive conditions in markets and countries where the Company has operations, including uncertainties related to economic and social conditions, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, and changes in tax rates and laws, (4) the Company’s ability to generate sufficient future cash flows to ensure the Company’s goodwill is not impaired, (5) consumer preferences for alternative forms of packaging, (6) cost and availability of raw materials, labor, energy and transportation, (7) the Company’s ability to manage its cost structure, including its success in implementing restructuring plans and achieving cost savings, (8) consolidation among competitors and customers, (9) the Company’s ability to acquire businesses and expand plants, integrate operations of acquired businesses and achieve expected synergies, (10) unanticipated expenditures with respect to environmental, safety and health laws, (11) unanticipated operational disruptions, including higher capital spending, (12) the Company’s ability to further develop its sales, marketing and product development capabilities, (13) the failure of the Company’s joint venture partners to meet their obligations or commit additional capital to the joint venture, (14) the Company’s ability to prevent and detect cybersecurity threats against its information technology systems, (15) the Company’s ability to accurately estimate its total asbestos-related liability or to control the timing and occurrence of events related to asbestos-related claims, (16) changes in U.S. trade policies, (17) the Company’s ability to achieve its strategic plan, and the other risk factors discussed in the Annual Report on Form 10-K for the year ended December 31, 2017 and any subsequently filed Annual Report on Form 10-K, Quarterly Report on Form 10-Q or the Company’s other filings with the Securities and Exchange Commission. It is not possible to foresee or identify all such factors. Any forward-looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company's results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in this document. The Company routinely posts important information on its website – www.o-i.com/investors. Safe harbor comments 2

Europe: Driving profit and margin expansion through commercial efforts and structural cost reduction Market Trends Solid market demand conditions across Europe Constructive pricing environment Favorable emerging consumer preferences O-I Focus Areas Rigorous focus on sales mix management Segmenting markets, focus where O-I adds value Deeply supporting long-term partnerships Selectively adding incremental capacity to support customer growth Incremental capacity through adding lines to existing furnaces Continued focus on lowering structural costs O-I Outlook Capable organization supporting selective growth Solid YoY profit and margin expansion continues Confident of full inflation recovery in 2019 3Q18 Expectations: higher YoY segment operating profit1 3 O-I EUR Volumes by Key Categories (Index 2012 = 100) Change chart EBIT margin change Absolute EBIT change Mix change 1 Segment operating profit is defined as consolidated earnings before interest income, interest expense, and provision for income taxes and excludes amounts related to certain items that management considers not representative of ongoing operations as well as certain retained corporate costs and the Company’s global equipment business. 2017 - 20 40 60 80 100 120 2012 2017 Non-Alcoholic Beverages Food & Other Alcoholic Beverages 40 60 80 100 120 140 160 2015 2016 2017 2018f EU Performance Indices (2015 = 100) Segment operating profit Volume Index Margin Index

Americas: Solid demand trends over time Market Trends Solid demand for O-I glass in the U.S. Recovery and more in Brazil Good growth prospects in Mexico and Andean region O-I Focus Areas Continue to grow O-I glass presence in the U.S. Non-beer segments growing mid-single digits Beer shipments up YoY, when incorporating the JV with CBI Capitalize on growth in Brazil Adding incremental capacity in 1H19 Continue to mitigate impact of freight inflation Continued focus on lowering structural cost O-I Outlook Capable organization supporting sales volume growth in low single digits Stable price-cost spread Steady profit margin expansion 3Q18 Expectations: segment operating profit modestly lower YoY 4 Change chart EBIT margin change Absolute EBIT change Americas Performance Indices (2015 = 100) U.S. Mexico Brazil Colombia Canada Other Americas at a Glance (by sales volume) 40 60 80 100 120 140 160 2015 2016 2017 2018f Segment operating profit Volume Index Margin Index

Asia Pacific: 2018 asset turnaround on track, with 90% competed to date 5 Market Trends Growing demand in emerging markets Opportunities for premium products in AU/NZ O-I Focus Areas Complete asset advancement project Unwind extended supply chains to meet customer needs Achieve step-up in margins as cost structure improves Support customer demand Converted significant number of forming machines to flexible manufacturing capacity to meet customer needs Reduce structural cost O-I Outlook Sales volume growth in low-single-digits Reduce structural costs Profit and margin expansion following in Europe and Americas footsteps Achieve 4Q18 margin of ~15% 3Q18 Expectations: mid single digit segment operating profit margin Strong margins exiting 2018 4Q17-2Q18 3Q18f 4Q18f Project Execution Ramping Up Exiting Strong 0 20 40 60 80 100 2015 2016 2017 2018f Segment operating profit Volume Index Margin Index 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% Segment Operating Profit Margin

6 1 Headwinds Volatile FX; hyperinflation in Argentina Softer-than-expected sales in August Ongoing freight pressure in the U.S. Transportation strike in Brazil and batch disruption in Mexico (2Q18) Line of Sight to Original Guidance Management focused on offsetting headwinds Tailwinds Improvement in price and sales mix Total Systems Cost benefits Increased cost-containment efforts in 3Q18 expected to drive Corporate flat YoY Share repurchases Adjusted EPS 3Q18: ~$0.75 ; incremental FX volatility in Latin America Adjusted EPS1 2018: $2.75 - $2.85, likely towards lower end of the range Adjusted FCF2 2018: ~$400M, with continued downside pressure due to FX 1 Adjusted EPS excludes items management does not consider representative of ongoing operations. See the appendix for further disclosure. 2 Management defines adjusted free cash flow as cash provided by continuing operating activities less additions to property, plant and equipment plus asbestos-related payments (all components as determined in accordance with GAAP).See the appendix for further disclosure.

7 Balanced capital allocation Top priority for cash flow from operations invest in the business Capital investments drive top and bottom line improvements Strategic investments drive long-term value Shift to balanced capital allocation Continue to reduce debt Purchased 5.4 million shares year-to-date Maintain financial flexibility Balanced capital allocation Investment/ M&A Deleveraging mode Approaching target leverage

FINANCE APPENDIX

The Company uses certain non-GAAP financial measures, which are measures of its historical or future financial performance that are not calculated and presented in accordance with GAAP, within the meaning of applicable SEC rules. Management believes that its presentation and use of certain non-GAAP financial measures, including adjusted earnings, adjusted earnings per share, segment operating profit, segment operating profit margin and adjusted free cash flow, provide relevant and useful supplemental financial information, which is widely used by analysts and investors, as well as by management in assessing both consolidated and business unit performance. These non-GAAP measures are reconciled to the most directly comparable GAAP measures and should be considered supplemental in nature and should not be considered in isolation or be construed as being more important than comparable GAAP measures. Adjusted earnings relates to net earnings from continuing operations attributable to the Company, exclusive of items management considers not representative of ongoing operations because such items are not reflective of the Company’s principal business activity, which is glass container production. Adjusted earnings are divided by weighted average shares outstanding (diluted) to derive adjusted earnings per share. Segment operating profit relates to earnings from continuing operations before interest expense (net), provision for income taxes and is also exclusive of items management considers not representative of ongoing operations. Segment operating profit margin is segment operating profit divided by segment net sales. Management uses adjusted earnings, adjusted earnings per share, segment operating profit and segment operating profit margin to evaluate its period-over-period operating performance because it believes this provides a useful supplemental measure of the results of operations of its principal business activity by excluding items that are not reflective of such operations. Adjusted earnings, adjusted earnings per share, segment operating profit and segment operating profit margin may be useful to investors in evaluating the underlying operating performance of the Company’s business as these measures eliminate items that are not reflective of its principal business activity. Further, adjusted free cash flow relates to cash provided by continuing operating activities less additions to property, plant and equipment plus asbestos-related payments. Management uses adjusted free cash flow to evaluate its period-over-period cash generation performance because it believes this provides a useful supplemental measure related to its principal business activity. Adjusted free cash flow may be useful to investors to assist in understanding the comparability of cash flows generated by the Company’s principle business activity. Since a significant majority of the Company’s asbestos-related claims are expected to be received in the next ten years, adjusted free cash flow may help investors to evaluate the long-term cash generation ability of the Company’s principal business activity as these asbestos-related payments decline. It should not be inferred that the entire adjusted free cash flow amount is available for discretionary expenditures, since the Company has mandatory debt service requirements and other non-discretionary expenditures that are not deducted from the measure. Management uses non-GAAP information principally for internal reporting, forecasting, budgeting and calculating compensation payments. Non-GAAP Financial Measures 9

10 Reconciliation to Expected Adjusted Earnings

11 Reconciliation to Adjusted Free Cash Flow

12 Impact from Currency Rates Approximate annual translation impact on EPS from 10% FX change Euro $0.08 Mexican peso $0.04 Brazilian real $0.03 Colombian peso $0.01 AU & NZ dollar $0.04 Note: Updated translation impact as of June 2018. Accounting regulators expect entities with operations in Argentina to conclude that Argentina’s economy is highly inflationary under US GAAP by 30 June 2018.